UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 20, 2020

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware

(STATE OF INCORPORATION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

7900 Harkins Road
Lanham, MD	20706
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TWOU	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

On April 20, 2020, 2U, Inc. (the “Company”) issued a press release announcing its preliminary results for the quarter ended March 31, 2020. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 2.02, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

Recent Developments

On April 20, 2020, the Company announced the following recent developments, and is disclosing certain risks related to the COVID-19 pandemic:

Preliminary Estimates for Three Months Ended March 31, 2020

The Company expects to report total revenue of $175.5 million, a 44% increase from $122.2 million in the first quarter of 2019. Graduate Program Segment revenue is expected to grow by 14% to $118.5 million, driven by a 16% increase in full course equivalent enrollments, partially offset by a 2% decrease in average revenue per full course equivalent enrollment. Alternative Credential Segment revenue is expected to increase 216% to $57.0 million, driven by full course equivalent enrollments of 3,529 and $35.4 million in revenue from Trilogy Education Services, Inc. (“Trilogy”), acquired in May 2019.

The Company also expects to report:

•	net loss of $60.1 million, compared to net loss of $21.6 million in the first quarter of 2019; and

•	adjusted EBITDA (loss) of $(4.3) million, compared to $(3.2) million in the first quarter of 2019.

The Company has provided a reconciliation of estimated net loss to estimated adjusted EBITDA (loss) in the financial tables attached to Exhibit 99.1 hereto, which tables are incorporated by reference herein.

The Company expects to report cash, cash equivalents and restricted cash of $157.5 million as of March 31, 2020, as well as total indebtedness of $254.1 million at that date, principally related to the Company’s term loan facility maturing in May 2024 (the “Term Loan”).

The Company’s consolidated financial statements for the three months ended March 31, 2020 are not yet available and will be provided with its Quarterly Report on Form 10-Q for the three-month period ended March 31, 2020. The information presented above reflects the Company’s preliminary estimates.

COVID-19 Risk Factor

The recent global coronavirus outbreak could harm our business, results of operations, and financial condition.

In March 2020, the World Health Organization declared COVID-19 a global pandemic. This contagious outbreak, which has continued to spread, and the related adverse public health developments, including orders to shelter-in-place, travel restrictions and mandated business closures, have adversely affected workforces, organizations, customers, economies and financial markets globally, leading to an economic downturn and increased market volatility. It has also disrupted the normal operations of many businesses, including ours.

This outbreak, as well as intensified measures undertaken to contain the spread of COVID-19, could cause disruptions and severely impact our business, including, but not limited to:

•	causing one or more of our clients to file for bankruptcy protection or shut down;

•	reducing student demand for our degree programs, short courses and bootcamps, whether due to funding constraints related to loss of employment or lack of interest in pursuing education during a period of uncertainty;

•	impacting current and prospective clients’ desire to launch new educational offerings with us;

•	negatively impacting collections of accounts receivable;

•	negatively impacting our ability to facilitate in-program placements for students in clinical graduate programs; and

•	harming our business, results of operations and financial condition.

We cannot predict with any certainty whether and to what degree the disruption caused by the COVID-19 pandemic and reactions thereto will continue, and expect to face difficulty accurately predicting our internal financial forecasts.

Our continued access to sources of liquidity also depend on multiple factors, including global economic conditions, the condition of global financial markets, the availability of sufficient amounts of financing and our operating performance. We do not currently have a revolving credit facility, and have no near-term plans to enter into one. There is no guarantee that additional debt financing will be available in the future to fund our obligations, or that it will be available on commercially reasonable terms, in which case we may need to seek other sources of funding. In addition, the terms of future debt agreements could include more restrictive covenants, which could restrict our business operations.

The outbreak also presents challenges as our entire workforce is currently working remotely and shifting to assisting new and existing customers and their students who are also generally working remotely. We also transitioned our on-campus bootcamp offerings to online, which could result in interruptions or disruptions in bootcamp delivery. All of this could affect the anticipated launch dates of, and demand for, our degree programs, short courses and boot camps.

The COVID-19 pandemic may also have the effect of heightening many of the other risks identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2019, such as those related to disruption or failures of our platform and the adoption by colleges and universities of online delivery of their educational offerings.

It is not possible for us to predict the duration or magnitude of the adverse results of the outbreak and its effects on our business, results of operations or financial condition at this time, but such effects may be material.

Convertible Notes Offering

On April 20, 2020, the Company issued a press release announcing its intention to offer, subject to market conditions and other factors, convertible senior notes due 2025 (the “notes”) in an aggregate principal amount of $300 million in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Company also announced its intention to grant to the initial purchasers of the notes an option to purchase up to an additional $45 million aggregate principal amount of notes. The Company intends to use a portion of the proceeds from the offering of the notes to repay in full all amounts outstanding under the Term Loan. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Non-GAAP Measures

To provide investors and others with additional information regarding the Company’s results, the Company has disclosed adjusted EBITDA (loss), a non-GAAP financial measure. The Company has provided a reconciliation of adjusted EBITDA (loss) to net loss, the most directly comparable GAAP financial measure. The Company defines adjusted EBITDA (loss) as net income or net loss, as applicable, before net interest income (expense), taxes, depreciation and amortization expense, foreign currency gains or losses, deferred revenue fair value adjustments, transaction costs, integration costs, restructuring-related costs, shareholder activism costs, impairment charges and stock-based compensation expense.

The Company’s management uses adjusted EBITDA (loss) to understand and compare operating results across accounting periods, to understand cash that is generated by or available for operational expenses and investment in the business after capital expenditures, for internal budgeting and forecasting purposes, for short- and long-term operating plans and to evaluate the Company’s financial performance. Management believes adjusted EBITDA (loss) reflects the Company’s ongoing business in a manner that allows for meaningful period-to-period comparisons and analysis of trends in the Company’s business as they exclude expenses that are not reflective of ongoing operating results. Management also believes that adjusted EBITDA (loss) provides useful information to investors and others in understanding and evaluating the Company’s operating results and prospects in the same manner as management and in comparing financial results across accounting periods and to those of peer companies.

The use of adjusted EBITDA (loss) has certain limitations, as they do not reflect all items of income and expense that affect the Company’s operations. The Company compensates for these limitations by reconciling adjusted EBITDA (loss) to the most comparable GAAP financial measure. Adjusted EBITDA (loss) should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP. Further, adjusted EBITDA (loss) may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Management encourages investors and others to review the Company’s financial information in its entirety and not rely on a single financial measure.

Cautionary Language Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding the Company’s future business expectations, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding the long-term adoption of online higher education, future results of the operations and financial position of the Company, including financial targets, goals, business strategy and plans and objectives for future operations, whether the Company will offer and issue the notes and the terms of the notes, the anticipated use of the net proceeds from the offering of the notes, the Company’s expectations in respect of granting the initial purchasers an option to purchase additional notes and expectations regarding the effect of the capped call transactions and regarding actions of the option counterparties and/or their respective affiliates, are forward-looking statements. The Company has based these forward-looking statements largely on its estimates of its financial results and its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update these statements as a result of new information or future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from the results predicted, including, but not limited to:

•	trends in the higher education market and the market for online education, and expectations for growth in those markets;

•	the acceptance, adoption and growth of online learning by colleges and universities, faculty, students, employers, accreditors and state and federal licensing bodies;

•	the impact of competition on our industry and innovations by competitors;

•	the Company’s ability to comply with evolving regulations and legal obligations related to data privacy, data protection and information security;

•	the Company’s expectations about the potential benefits of its cloud-based software-as-a-service technology and technology-enabled services to university clients and students;

•	the Company’s dependence on third parties to provide certain technological services or components used in its platform;

•	the Company’s expectations about the predictability, visibility and recurring nature of its business model;

•	the Company’s ability to meet the anticipated launch dates of its degree programs, short courses and boot camps;

•	the Company’s ability to acquire new university clients and expand its degree programs, short courses and boot camps with existing university clients;

•	the Company’s ability to successfully integrate the operations of its acquisitions, including Trilogy, to achieve the expected benefits of its acquisitions and manage, expand and grow the combined company;

•	the Company’s expectations regarding the amount of time its cash balances and other available financial resources will be sufficient to fund its operations;

•	the Company’s ability to refinance its indebtedness on attractive terms, if at all, to better align with its focus on profitability;

•	the Company’s ability to generate sufficient future operating cash flows from recent acquisitions to ensure related goodwill is not impaired;

•	the Company’s ability to execute its growth strategy in the international, undergraduate and non-degree alternative markets;

•	the Company’s ability to continue to recruit prospective students for its offerings;

•	the Company’s ability to maintain or increase student retention rates in its degree programs;

•	the Company’s ability to attract, hire and retain qualified employees;

•	the Company’s expectations about the scalability of its cloud-based platform;

•	potential changes in regulations applicable to the Company or its university clients;

•	the impact and cost of stockholder activism;

•	the impact of any natural disasters or public health emergencies, such as the COVID-19 outbreak; and

•	the Company’s ability to consummate the offering of the notes and the related capped call transactions.

These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and other filings with the Securities and Exchange Commission. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for Company management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Preliminary Results Press Release issued by 2U, Inc., dated April 20, 2020.
99.2	Proposed Offering Press Release issued by 2U, Inc., dated April 20, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, Inc.

	By:	/s/ Paul S. Lalljie
	Name:	Paul S. Lalljie
Date: April 20, 2020	Title:	Chief Financial Officer